                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): DECEMBER 26, 2001
                                                        ------------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)






              DELAWARE                             1-12297                            22-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


       13400 OUTER DRIVE WEST                                  48239
       ----------------------                                  -----
            DETROIT, MI                                 (Including Zip Code)
            -----------
  (Address of Principal Executive
              Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated December 26, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On December 26, 2001, United Auto Group, Inc. issued a press release announcing it has confirmed today that it expects to earn at least $0.31 per share for the fourth quarter ending December 31, 2001, which is at least $0.04 per share in excess of First Call earnings estimates. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     December 26, 2001                         UNITED AUTO GROUP, INC.


                                             By: /s/ Robert H. Kurnick, Jr.
                                                 -------------------------------
                                                     ROBERT H. KURNICK, JR.
                                             Its:    EXECUTIVE VICE PRESIDENT

                                  EXHIBIT INDEX


     EXHIBIT             DESCRIPTION OF EXHIBIT              SEQUENTIAL PAGE
     NUMBER                                                       NUMBER

  EXHIBIT 99.1           Press Release of United
                         Auto Group, Inc., dated
                         December 26, 2001